Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
August 31, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  6.01%
      August, 1998  6.90%
      July, 1998  6.01%
      June, 1998  5.12%



Cash Yield                                              19.76%


Investor Charge Offs                                    5.22%


Base Rate                                               7.64%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       34.20%


Total Payment Rate                                      11.54%


Total Principal Balance                                $4,533,862,562.46


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,550,529,229.12